UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2008

BRILLIANT TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-1054825	134000208
(Commission File Number)	(IRS Employer Identification No.)

211 Madison Ave., 28B
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 532-2736

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 6, 2008, Qtrax, Inc. (“Qtrax”), the subsidiary of Brilliant Technologies Corporation (the “Company”), and Universal Music Group (“Universal”) issued a joint press release announcing that Qtrax had entered into digital distribution licensing agreements with Universal and its global publisher, Universal Music Publishing Group. A copy of the press release is annexed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release dated May 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: May 9, 2008	By:	/s/ Allan Klepfisz
Name: Allan Klepfisz
Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated May 6, 2008